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                                                                    EXHIBIT 23.2
                                                                    ------------


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 11, 2000 included in MotherNature.com, Inc.'s Annual Report on
Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this Registration Statement.


                                       /s/ Arthur Andersen LLP


Boston, Massachusetts
June 6, 2000